                                                                 Exhibit 24
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Joy E. Hansen and Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock of the Corporation to be issued in connection with the proposed merger of Newmont Gold Company and a wholly-owned subsidiary of the Corporation, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-4 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 16th day of September, 1998.


     SIGNATURES                    TITLE
     ----------                    -----


     /s/Ronald C. Cambre
     ______________________        Chairman, President and Chief
     Ronald C. Cambre              Executive Officer and Director
                                   (Principal Executive Officer)


     /s/James T. Curry, Jr.
     ______________________        Director
     James T. Curry, Jr.



     /s/Joseph P. Flannery
     ______________________        Director
     Joseph P. Flannery



     /s/Leo I. Higdon, Jr.
     ______________________        Director
     Leo I. Higdon, Jr.

     /s/Thomas A. Holmes
     ______________________        Director
     Thomas A. Holmes



     /s/Robin A. Plumbridge
     ______________________        Director
     Robin A. Plumbridge



     /s/Michael K. Reilly
     ______________________        Director
     Michael K. Reilly



     /s/Jean Head Sisco
     ______________________        Director
     Jean Head Sisco



     /s/William I. M. Turner, Jr.
     ___________________________   Director
     William I. M. Turner, Jr.




     /s/Wayne W. Murdy             Executive Vice President and
     ______________________        Chief Financial Officer (Principal
     Wayne W. Murdy                Financial Officer)




     /s/Linda K. Wheeler
     ______________________        Controller
     Linda K. Wheeler              (Principal Accounting Officer)